GENERAL, DESCRIPTION OF BUSINESS, RECENT DEVELOPMENTS AND BASIS OF PRESENTATION - Income taxes (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
GENERAL, DESCRIPTION OF BUSINESS, RECENT DEVELOPMENTS AND BASIS OF PRESENTATION
Income tax rate net of federal benefit	2.00%
Additional allocation of foreign tax credits	$ 0
Net operating loss carryforwards	0
Unremitted earnings of foreign subsidiaries	$ 0	$ 0